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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 1999



                               NBC INTERNET, INC.
                  ----------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                   000-27899                  94-3333463
-------------------------------      -------------          -------------------
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)          Identification No.)



                                225 Bush Street
                        San Francisco, California 94104
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 288-2500


                        300 Montgomery Street, Suite 300
                         San Francisco, California 94104
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements

                  The financial statements required by this item are not included in this report. Such financial statements will be filed by amendment to this Form 8-K within 60 days of the date hereof.

         (b)      Pro Forma Financial Information.

                  The financial information required by this item is not included in this report. Such financial statements will be filed by amendment to this Form 8-K within 60 days of the date hereof.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Contribution and Merger dated as of May 9, 1999 by and among the Registrant, Xoom.com, Inc., CNET, Inc., SNAP! LLC and Xenon 3, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (Commission File No. 333-82639)).

                  2.2 First Amendment to Agreement and Plan of Contribution and Merger dated as of October 20, 1999 by and among the Registrant, Xoom.com, Inc., CNET, Inc., SNAP! LLC and Xenon 3, Inc. (incorporated by reference to
Exhibit 2.2A to the Registrant's Registration Statement on Form S-4 (Commission File No. 333-82639)).

                  2.3 Second Amended and Restated Agreement and Plan of Contribution, Investment and Merger dated July 8, 1999 by and among the Registrant, National Broadcasting Company, Inc., GE Investments Subsidiary, Inc., Neon Media Corporation and Xoom.com, Inc. (incorporated by reference to
Exhibit 2.2 to the Registrant's Registration Statement on Form S-4 (Commission File No. 333-82639)).

                  2.4 First Amendment to Second Amended and Restated Agreement and Plan of Contribution, Investment and Merger dated October 20, 1999 by and among the Registrant, National Broadcasting Company, Inc., GE Investments Subsidiary, Inc., Neon Media Corporation and Xoom.com, Inc. (incorporated by reference to Exhibit 2.3A to the Registrant's Registration Statement on Form S-4 (Commission File No. 333-82639)).

                  3.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (Commission File No. 333-91715)).


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                  3.2      Amended and Restated Bylaws of the Registrant
(incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 (Commission File No. 333-91715)).

                  4.1      Reference is made to Exhibits 3.1 and 3 .2.

                  4.2 Specimen Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-4 (Commission File No. 333-82639)).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBC INTERNET, INC.



Date:  December 13, 1999                /s/ John Harbottle
                                        ----------------------------------------
                                        John Harbottle, Executive Vice President
                                          Finance and Chief Financial Officer